STONE RIDGE REINSURANCE

RISK PREMIUM FUND

STONE RIDGE HIGH YIELD

REINSURANCE RISK PREMIUM FUND

SUPPLEMENT

to

PROSPECTUS

dated

February 29, 2016

Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) intends to seek approval from the Board of Trustees (the “Board”) of Stone Ridge Trust (the “Trust”) of an agreement and plan of reorganization pursuant to which Stone Ridge Reinsurance Risk Premium Fund (the “Target Fund”) would be reorganized with and into Stone Ridge High Yield Reinsurance Risk Premium Fund (the “Acquiring Fund” and, together with the Target Fund, the “Funds”) (such transaction being referred to as the “Reorganization”).

If approved, upon completion of the Reorganization, Class I shareholders of the Target Fund will become Class I shareholders of the Acquiring Fund, and Class M shareholders of the Target Fund will become Class M shareholders of the Acquiring Fund.

Both Funds are managed by Stone Ridge. The Target Fund and Acquiring Fund have identical investment objectives and substantially similar investment strategies (as shown below).

Stone Ridge Reinsurance Risk Premium Fund	Stone Ridge High Yield Reinsurance Risk Premium Fund

Investment Objectives

The Fund seeks a high level of total return consisting of income and preservation of capital.	The Fund seeks a high level of total return consisting of income and preservation of capital.

Strategies

The Fund will pursue its investment objective by investing primarily in reinsurance-related securities, including event-linked bonds, shares or notes issued in connection with quota shares (“Quota Share Notes”), shares or notes issued in connection with excess-of-loss, stop-loss or other non-proportional reinsurance (“Excess of Loss Notes”), shares or notes issued in connection with industry loss warrants (“ILW Notes”) and, to a lesser extent, event-linked swaps, equity securities (publicly or privately offered) and the derivatives of equity securities of companies in the reinsurance and insurance industry (collectively, “reinsurance-related securities”). Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in reinsurance-related securities.

The Fund will pursue its investment objective by investing primarily in reinsurance-related securities, including event-linked bonds, shares or notes issued in connection with quota shares (“Quota Share Notes”), shares or notes issued in connection with excess-of-loss, stop-loss or other non-proportional reinsurance (“Excess of Loss Notes”), shares or notes issued in connection with industry loss warrants (“ILW Notes”) and, to a lesser extent, event-linked swaps, equity securities (publicly or privately offered) and the derivatives of equity securities of companies in the reinsurance and insurance industry (collectively, “reinsurance-related securities”). Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in reinsurance-related securities. In addition, the Fund will also invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in high yield, high risk debt securities (commonly referred to as “junk bonds”).

The closing date of the Reorganization, if approved by the Board, is expected to occur on or about December 5, 2016. Management of the Funds may change the closing date without notice to shareholders. Shareholder approval is not required to effect the Reorganization.

If the Board approves the proposed Reorganization, the Funds will provide shareholders with a prospectus/information statement describing the Reorganization and the Funds prior to the closing date.

August 26, 2016